1 TELEFLEX INCORPORATED THIRD QUARTER 2010 EARNINGS CONFERENCE CALL Exhibit 99.1

2 2 2 2 Forward-Looking Statements/Additional Notes This presentation and our discussion contain forward-looking information and statements including, but not limited to, forecasted 2010 total revenue, total company gross margins, total company R&D expense, total company operating margins and effective tax rate; forecasted adjusted earnings per share from continuing operations, amortization expense per share, amortization of debt discount on convertible notes and Adjusted Cash EPS (defined below) for 2010; forecasted 2010 cash flow from continuing operations excluding the impact of an amendment of ASC topic 860; forecasted 2010 capital expenditures, depreciation expense, amortization expense and full year average Euro rate; forecasted 2010 Medical Segment constant currency revenue growth and Medical Segment operating margins; and other matters which inherently involve risks and uncertainties which could cause actual results to differ from those projected or implied in the forward-looking statements. These risks and uncertainties are addressed in the Company's SEC filings, including its most recent Form 10-K. This presentation includes certain non-GAAP financial measures, which include revenue growth on a constant currency basis; adjusted gross margins; adjusted operating margins; adjusted earnings per share; adjusted cash flow from continuing operations; adjusted gross profit; adjusted selling, engineering and administrative expenses; adjusted operating expenses; adjusted operating income; income and diluted earnings per share, excluding restructuring and impairment charges, losses and other charges and tax adjustment; forecasted adjusted earnings per share from continuing operations; forecasted earnings per share from continuing operations before special items and amortization expense, which we refer to as "Adjusted Cash EPS;" and forecasted adjusted cash flow from continuing operations. These non-GAAP measures exclude the impact of integration costs, debt restructuring costs, restructuring and impairment costs, (gain)/loss on sale of assets and other charges, the impact of an amendment of ASC topic 860, amortization of debt discount on convertible notes, intangible amortization expense, an income tax refund related to gains on a business divestiture and certain other tax adjustments. In addition, this presentation includes information regarding adjusted free cash flow, which reflects adjusted cash flow from operations minus capital expenditures and dividends. Reconciliation of these non-GAAP measures to the most comparable GAAP measures is contained within this presentation. Segment operating profit is defined as a segment's revenues reduced by its materials, labor and other product costs along with the segment's selling, engineering and administrative expenses and noncontrolling interest. Unallocated corporate expenses, restructuring costs, gain or loss on the sale of assets, acquisition integration costs, fair market adjustments for inventory, interest income and expense and taxes on income are excluded from the measure. Core revenues and growth exclude the impact of translating the results of international subsidiaries at different currency exchange rates from year to year and the comparable activity of companies acquired or divested within the most recent twelve-month period. The following slides reflect continuing operations.

3 Conference Call Logistics The release, accompanying slides, and replay webcast available online at www.teleflex.com (click on "Investors") Telephone replay available by dialing 888-286-8010 or for international calls, 617- 801-6888, pass code number 91604182

4 QUARTER & YEAR HIGHLIGHTS

5 September Quarter-to-Date Highlights Revenue of $443 million - up 1% as reported; up 4% constant currency On a constant currency basis: Medical revenue growth of 2% Aerospace revenue growth of 5% Commercial revenue growth of 15% Adjusted gross margins of 45.8% Increase of 120 basis points as compared to prior year quarter Increase of 60 basis points sequentially R&D spending up 30 basis points compared to prior year quarter Adjusted operating margins of 16.0%, down 70 bps Continuing to invest in Sales & Marketing and R&D functions to drive future growth Adjusted EPS of $1.11, up 29% versus prior year quarter Return to accrual tax adjustment benefits third quarter 2010 by $0.13

6 September Quarter-to-Date Highlights Received approval of all Certificates to Foreign Governments from FDA New product introductions continue Received 510(k) market clearance for ArrowEVOLUTION(tm) PICC with Chlorag+ard(tm) Partnered with Access Scientific to become the U.S. distributor of The PICC WAND(tm) Safety Introducer with ARROW(r) peelable sheath Gibeck(r) Humid-Flo(r) Passive Humidification Kit Awarded five GPO contract extensions Completed refinancing transactions Improved near-term liquidity and financial flexibility by extending debt maturities Cost of capital unchanged Positioned for future growth opportunities

7 September Year-to-Date Highlights Revenue of $1,326 million - up 2% as reported; up 3% constant currency On a constant currency basis: Medical revenue growth of 1% Aerospace revenue growth of 5% Commercial revenue growth of 19% Adjusted gross margins of 45.7% Increase of 90 basis points as compared to prior year period R&D spending up 20 basis points compared to prior year period Adjusted operating margins of 16.6%, up 50 bps Adjusted EPS of $3.03, up 19% versus prior year period Adjusted cash flow from continuing operations of $127 million

8 THIRD QUARTER SEGMENT REVENUE REVIEW

9 Medical Critical Care Surgical Care Cardiac Care OEM 0.66 0.18 0.05 0.11 North America EMEA Asia / Latin America 0.53 0.34 0.13 Q3'10 Revenue Sales = $345.1 million, up 2% constant currency Q3'10 Constant Currency Revenue Results Critical Care: $226.2 million, flat Surgical Care: $61.6 million, up 3% Cardiac Care: $17.4 million, up 6% OEM: $39.5 million, up 7% End Market Growth Drivers Infection prevention Minimally invasive surgical techniques Emerging markets Aging population

10 Critical Care Vascular Access Respiratory Urology Anesthesia 0.44 0.18 0.15 0.23 North America EMEA Asia / Latin America 0.5 0.36 0.14 Q3'10 Revenue Vascular decline of 4% Respiratory sales increase 7% Urology sales up 1% Anesthesia sales up 5% End Market Growth Drivers Infection prevention - antimicrobial coatings - product features - specially designed kits Patient and provider safety focus Emerging markets Sales = $226.2 million, flat constant currency Q3'10 Constant Currency Revenue Results

11 Surgical Care North America EMEA Asia / Latin America 0.53 0.35 0.12 Q3'10 Revenue Higher gross margin ligation sales more than offset reduced general instrument and chest drainage sales Minimally invasive surgical techniques Technology / product advances Emerging markets Instruments Ligation Closure/Chest Drainage Other 0.24 0.38 0.24 0.14 End Market Growth Drivers Sales = $61.6 million, up 3% constant currency Q3'10 Constant Currency Revenue Results

12 Cardiac Care North America EMEA Asia / Latin America 0.31 0.46 0.23 Q3'10 Revenue Increased sales of pumps and catheters in European markets Emerging markets Technology innovation Aging population Pumps Catheters 0.3 0.7 End Market Growth Drivers Sales = $17.4 million, up 6% constant currency Q3'10 Constant Currency Revenue Results

13 OEM Q3'10 Revenue Strength of specialty product sales continue Somewhat offset by weakness of orthopedic product sales Technology innovation Speed to market Demographics Increased regulatory scrutiny on suppliers Specialty Products Orthopedic Products 0.8 0.2 North America EMEA 0.85 0.15 End Market Growth Drivers Sales = $39.5 million, up 7% constant currency Q3'10 Constant Currency Revenue Results

14 Aerospace Q3'10 Revenue Narrow-body cargo loading system unit volume up OEM wide-body sales down Improved actuator and spare sales Container sales up due to slightly improved end-market conditions / loosened capital spending constraints Increase in air travel and flight hours Boeing 747-8 platform Airbus 330/340/350 platforms High-margin aftermarket sales Passenger to freighter conversions Cargo Systems & Actuation Cargo Containers 0.74 0.26 End Market Growth Drivers Sales = $46.8 million, up 5% constant currency Q3'10 Constant Currency Revenue Results

15 Commercial Q3'10 Revenue Sales = $51.1 million, up 15% constant currency Significant increase in higher gross margin aftermarket marine products, as well as sales to OEM manufacturers Sales of modern burner unit to U.S. military down, as expected Global economy Marine 1 End Market Growth Drivers Q3'10 Constant Currency Revenue Results

16 FINANCIAL REVIEW

17 Third Quarter Income Statement from Continuing Operations Amounts in Millions, except per share

18 Third Quarter EPS Reconciliation from Continuing Operations

19 Year-to-Date Income Statement from Continuing Operations Amounts in Millions, except per share

20 Year-to-Date EPS Reconciliation from Continuing Operations

21 Year-to-Date Cash Flow Summary ($ in Millions)

22 2010 Outlook

23 QUESTION & ANSWER

24 APPENDICES

25 Appendix A - Medical Segment Review

26 Appendix B - Aerospace Segment Review

27 Appendix C - Commercial Segment Review

28 Appendix D - Reconciliation of Medical Operating Profit and Margins

29 Appendix E - Reconciliation of Teleflex Gross Profit and Margins

30 Appendix F - Reconciliation of Teleflex Selling and Administrative Expenses

31 Appendix G - Reconciliation of Teleflex Operating Expenses

32 Appendix H - Special Charge Income Statement Classification Summary

33 Appendix I - Quarter-to-Date Reconciliation of Teleflex Cash EPS Excluding Special Charges

34 Appendix J - Year-to-Date Reconciliation of Teleflex Cash EPS Excluding Special Charges

35 Appendix K - Quarter and Year-to-Date Reconciliation of Medical Constant Currency Revenue Growth

36 Appendix L - Quarter and Year-to-Date Reconciliation of Teleflex Incorporated Constant Currency Revenue Growth % Increase / (Decrease) 2010 vs. 2009 Medical Aerospace Commercial Total Three Months Nine Months Three Months Nine Months Three Months Nine Months Three Months Nine Months Core growth 2% 1% 5% 5% 15% 19% 4% 3% Currency impact -3% 0% -3% -1% 0% 1% -2% 0% Dispositions (1) -1% -1% 0% 0% 0% -2% -1% -1% Total change -2% 0% 2% 4% 15% 18% 1% 2% (1) "Dispositions" include the impact of a deconsolidation of a variable interest entity in the Medical Segment in the first quarter of 2010 as a result of the adoption of new accounting guidance.